WINNER MEDICAL GROUP INC.
INDEPENDENT DIRECTOR’S CONTRACT

THIS AGREEMENT (The “Agreement”) is made as of the 3rd day of January, 2012 and is by and between Winner Medical Group Inc., a Nevada corporation (hereinafter referred to as “Company”) and Wenzhao Liang (hereinafter referred to as “Director”).

BACKGROUND

Company desires to retain Director for the duties of Independent Director and Director desires to be retained for such position and to perform the duties required of such position in accordance with the terms and conditions of this Agreement.

AGREEMENT

In consideration for the above recited promises and the mutual promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, Company and Director hereby agree as follows:

1.           DUTIES.  The Company requires that the Director be available to perform such duties as Independent Director as may be determined and assigned by the Board of Directors of the Company and as may be required by the Company’s constituent instruments, including its certificate or articles of incorporation, bylaws and its corporate governance and board committee charters, each as amended or modified from time to time, and by applicable law, including the Nevada General Corporation Law.  Director agrees to devote as much time as is necessary to perform completely the duties as Independent Director of the Company.

2.           TERM.  The term of this Agreement shall be commencing as of the date of the Director’s appointment by the board of directors of the Company, or January 3rd, 2012 herein, or the date of the Director’s election by the stockholders of the Company and shall continue until the Director’s removal or resignation.

3.           COMPENSATION.  For all services to be rendered by Director in any capacity hereunder, the Company agrees to pay Director a base fee of $30,000 per year. Payments will be made four times per year in four (4) equal amounts, one-quarter of the total amount each, at the middle (15th) of the first month of each succeeding quarter, starting with the execution date of this agreement. Such base fee may be adjusted from time to time as agreed by the parties.
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4.           EXPENSES.  In addition to the compensation provided in paragraph 3 hereof, the Company will reimburse Director for pre-approved reasonable business related expenses incurred in good faith in the performance of Director’s duties for the Company.  Such payments shall be made by the Company upon submission by the Director of a signed statement itemizing the expenses incurred.  Such statement shall be accompanied by sufficient documentary matter to support the expenditures.

5.           CONFIDENTIALITY.  The Company and Director each acknowledge that, in order for the intents and purposes of this Agreement to be accomplished, Director shall necessarily be obtaining access to certain confidential information concerning the Company and its affairs, including, but not limited to business methods, information systems, financial data and strategic plans which are unique assets of the Company (“Confidential Information”).  Director covenants not to, either directly or indirectly, in any manner, utilize or disclose to any person, firm, corporation, association or other entity any Confidential Information.

6.           NO CONFLICT.  For so long as Director is a director of the Company, Director shall not act, directly or indirectly, as an employee, agent, independent contractor or in any other capacity with any person or entity that competes with the Company, nor shall the director own, directly or indirectly, any equity or debt securities or other interest in any such person or entity.

7.           NOTICE OF MATERIAL CHANGE IN FINANCIAL CONDITION OF THE COMPANY.  The Company shall notify Director in writing, at the earliest practicable time, of any material adverse change in the financial condition of the Company.

8.           TERMINATION.  With the reasonable cause, the Company and Director may each terminate this Agreement at any time upon ten (10) days written notice, and the Company shall be obligated to pay to Director the compensation and expenses due up to the date of the termination.  If the director voluntarily resigns prior to October 1st of any year of this agreement, the Company shall be entitled to receive, upon written request by the Director, a prorated refund of the portion of the base fee that relates to the period after the termination date.  Such written request must be submitted within thirty (30) days of the termination date.  Nothing contained herein or omitted herefrom shall prevent the shareholder(s) of the Company from removing Director with immediate effect at any time for any reason.

9.           INDEMNIFICATION.  The Company shall indemnify, defend and hold harmless Director, to the full extent allowed by the law of the State of Nevada, and as provided by, or granted pursuant to, any charter provision, bylaw provision, agreement (including, without limitation, the Indemnification Agreement executed herewith), vote of stockholders or disinterested directors or otherwise, both as to action in Director’s official capacity and as to action in another capacity while holding such office.  The Company and the Director are executing the Indemnification Agreement in the form attached hereto as Exhibit A.

10.           EFFECT OF WAIVER.  The waiver by either party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

11.           NOTICE.  Any and all notices referred to herein shall be sufficient if furnished in writing at the addresses specified on the signature page hereto or, if to the Company, to the Company’s address as specified in filings made by the Company with the U.S. Securities and Exchange Commission and if by fax to (86-755) 28134588.

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12.           GOVERNING LAW.  This Agreement shall be interpreted in accordance with, and the rights of the parties hereto shall be determined by, the laws of the State of Nevada without reference to that state’s conflicts of laws principles.

13.           ASSIGNMENT.  The rights and benefits of the Company under this Agreement shall be transferable, and all the covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against, its successors and assigns.  The duties and obligations of the Director under this Agreement are personal and therefore Director may not assign any right or duty under this Agreement without the prior written consent of the Company.

14.           MISCELLANEOUS.  If any provision of this Agreement shall be declared invalid or illegal, for any reason whatsoever, then, notwithstanding such invalidity or illegality, the remaining terms and provisions of the within Agreement shall remain in full force and effect in the same manner as if the invalid or illegal provision had not been contained herein.

15.           ARTICLE HEADINGS.  The article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.  Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Independent Director’s Contract to be duly executed and signed as of the day and year first above written.

WINNER MEDICAL GROUP INC.

By:
Name: Jianquan Li
Title: Chairman and CEO

INDEPENDENT DIRECTOR

By:
Wenzhao Liang

Address:

Fax:

Signature Page to Independent Director’s Contract

EXHIBIT A

FORM OF INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT, dated as of the 3rd day of January, 2012 is made by and between WINNER MEDICAL GROUP INC., a Nevada corporation (the "Company"), and Wenzhao Liang, an officer or director of the Company (the “Indemnitee”).

RECITALS

A.           The Company and the Indemnitee recognize that the present state of the law is too uncertain to provide the Company's officers and directors with adequate and reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for the Company;

B.           The Company and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status as such;

C.           The Company and the Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most officers and directors of the Company;

D.           The Company and the Indemnitee recognize that the legal risks and potential liabilities, and the threat thereof, associated with proceedings filed against the officers and directors of the Company bear no reasonable relationship to the amount of compensation received by the Company's officers and directors;

E.           The Company, after reasonable investigation prior to the date hereof, has determined that the liability insurance coverage available to the Company as of the date hereof is inadequate, unreasonably expensive or both.  The Company believes, therefore, that the interest of the Company and its current and future shareholders would be best served by a combination of (i) such insurance as the Company may obtain pursuant to the Company's obligations hereunder and (ii) a contract with its officers and directors, including the Indemnitee, to indemnify them to the fullest extent permitted by law (as in effect on the date hereof, or, to the extent any amendment may expand such permitted indemnification, as hereafter in effect) against personal liability for actions taken in the performance of their duties to the Company;

F.           Section 78.7502 of the Nevada Revised Statutes empowers Nevada corporations to indemnify their officers and directors and further states that the indemnification provided by Section 78.7502 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office; thus, Section 78.7502 does not by itself limit the extent to which the Company may indemnify persons serving as its officers and directors;

G.           The Company's Articles of Incorporation and Bylaws authorize the indemnification of the officers and directors of the Company in excess of that expressly permitted by Section 78.7502;

H.           The Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company to contractually indemnify its officers and directors, and to assume for itself liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its shareholders;

I.           The Company desires and has requested the Indemnitee to serve or continue to serve as a director or officer of the Company, free from undue concern for the risks and potential liabilities associated with such services to the Company; and

J.           The Indemnitee is willing to serve, or continue to serve, the Company, provided, and on the expressed condition, that he is furnished with the indemnification provided for herein.

AGREEMENT

NOW, THEREFORE, the Company and Indemnitee agree as follows:

1.           DEFINITIONS.

(a)           “EXPENSES” means, for the purposes of this Agreement, all direct and indirect costs of any type or nature whatsoever (including, without limitation, any fees and disbursements of Indemnitee's counsel, accountants and other experts and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, preparation, defense or appeal of a Proceeding; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding.

(b)           “PROCEEDING” means, for the purposes of this Agreement, any threatened, pending or completed  action or  proceeding,  whether  civil, criminal, administrative or investigative (including an action brought by or in the right of the Company) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any inaction on his part while acting as such director or officer or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director or officer of the foreign or domestic corporation which was a predecessor corporation to the Company or of another enterprise at the request of such predecessor corporation, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

2.           AGREEMENT TO SERVE.

Indemnitee agrees to serve or continue to serve as a director or officer of the Company to the best of his abilities at the will of the Company or under separate contract, if such contract exists, for so long as Indemnitee is duly elected or appointed and qualified or until such time as he tenders his resignation in writing.  Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

3.           INDEMNIFICATION.

(a)           THIRD PARTY PROCEEDINGS.  The Company shall indemnify Indemnitee against Expenses, judgments, fines, penalties or amounts paid in settlement (if the settlement is approved in advance by the Company) actually and reasonably incurred by Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of the Company) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or, with respect to any criminal Proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

(b)           PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.  To the fullest extent permitted by law, the Company shall indemnify Indemnitee against Expenses and amounts paid in settlement, actually and reasonably incurred by Indemnitee in connection with a Proceeding by or in the right of the Company to procure a judgment in its favor if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders.  Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

(c)           SCOPE.  Notwithstanding any other provision of this Agreement but subject to SECTION 14(b), the Company shall indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute.

4.           LIMITATIONS ON INDEMNIFICATION.

Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)           EXCLUDED ACTS.  To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under applicable law;

(b)           EXCLUDED INDEMNIFICATION PAYMENTS.  To indemnify or advance Expenses in violation of any prohibition or limitation on indemnification under the statutes, regulations or rules promulgated by any state or federal regulatory agency having jurisdiction over the Company.

(c)           CLAIMS INITIATED BY INDEMNITEE.  To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 78.7502 of the Nevada Revised Statutes, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit;

(d)           LACK OF GOOD FAITH.  To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or  interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous;

(e)           INSURED CLAIMS.  To indemnify Indemnitee for Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to or on behalf of Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company or any other policy of insurance maintained by the Company or Indemnitee;

(f)           CLAIMS UNDER SECTION 16(b).  To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

5.           DETERMINATION OF RIGHT TO INDEMNIFICATION.

Upon receipt of a written claim addressed to the Board of Directors for indemnification pursuant to SECTION 3, the Company shall determine by any of the methods set forth in Section 78.751 of the Nevada Revised Statutes whether Indemnitee has met the applicable standards of conduct which makes it permissible under applicable law to indemnify Indemnitee.  If a claim under SECTION 3 is not paid in full by the Company within ninety (90) days after such written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, unless such action is dismissed by the court as frivolous or brought in bad faith, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim.  The court in which such action is brought shall determine whether Indemnitee or the Company shall have the burden of proof concerning whether Indemnitee has or has not met the applicable standard of conduct.

6.           ADVANCEMENT AND REPAYMENT OF EXPENSES.

Subject to SECTION 4 hereof, the Expenses incurred by Indemnitee in defending and investigating any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding within 30 days after receiving from Indemnitee the copies of invoices presented to Indemnitee for such Expenses, if Indemnitee shall provide an undertaking to the Company to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification.  In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor.  Notwithstanding the foregoing, in a proceeding brought by the Company directly, in its own right (as distinguished from an action bought derivatively or by any receiver or trustee), the Company shall not be required to make the advances called for hereby if the Board of Directors determines, in its sole discretion, that it does not appear that Indemnitee has met the standards of conduct which make it permissible under Applicable law to indemnify Indemnitee and the advancement of Expenses would not be in the best interests of the Company and its shareholders.

7.           PARTIAL INDEMNIFICATION.

If the Indemnitee is entitled under any provision of this Agreement to indemnification or advancement by the Company of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Company shall nevertheless indemnify or pay advancements to the Indemnitee for the portion of such Expenses or liabilities to which the Indemnitee is entitled.

8.           NOTICE TO COMPANY BY INDEMNITEE.

Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof; provided, however, that any delay in so notifying the Company shall not constitute a waiver by Indemnitee of his rights hereunder.  The written notification to the Company shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed with the court in which the Proceeding is pending.  In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

9.           MAINTENANCE OF LIABILITY INSURANCE.

(a)           Subject to SECTION 4 hereof, the Company hereby agrees that so long as Indemnitee shall continue to serve as a director or officer of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding, the Company, subject to SECTION 9(B), shall use reasonable commercial efforts to obtain and maintain in full force and effect directors' and officers' liability insurance (“D&O Insurance”) which provides Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer.

(b)           Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

(c)           If, at the time of the receipt of a notice of a claim pursuant to SECTION 8 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.  The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

10.           DEFENSE OF CLAIM.

In the event that the Company shall be obligated under SECTION 6 hereof to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so.  After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such Proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

11.           ATTORNEYS' FEES.

In the event that Indemnitee or the Company institutes an action to enforce or interpret any terms of this Agreement, the Company shall reimburse Indemnitee for all of the Indemnitee's reasonable fees and expenses in bringing and pursuing such action or defense, unless as part of such action or defense, a court of competent jurisdiction determines that the material assertions made by Indemnitee as a basis for such action or defense were not made in good faith or were frivolous.

12.           CONTINUATION OF OBLIGATIONS.

All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

13.           SUCCESSORS AND ASSIGNS.

This Agreement establishes contract rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

14.           NON-EXCLUSIVITY.

(a)           The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that the Indemnitee may have under any provision of law, the Company's Articles of Incorporation or Bylaws, the vote of the Company's shareholders or disinterested directors, other agreements or otherwise, both as to action in his official capacity and action in another capacity while occupying his position as a director or officer of the Company.

(b)           In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a Nevada corporation to indemnify its officers and directors, the Indemnitee's rights and the Company's obligations under this Agreement shall be expanded to the full extent permitted by such changes.  In the event of any changes in any applicable law, statute or rule, which narrow the right of a Nevada corporation to indemnify a director or officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

15.           EFFECTIVENESS OF AGREEMENT.

To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the Nevada Revised Statutes, such provisions shall not be effective unless and until the Company's Articles of Incorporation authorize such additional rights of indemnification.  In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page and may apply to acts of omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

16.           SEVERABILITY.

Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law.  The Company's inability,  pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.  The provisions of this Agreement shall be severable as provided in this SECTION 16.  If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

17.  GOVERNING LAW.

This Agreement shall be interpreted and enforced in accordance with the laws of the State of Nevada, without reference to its conflict of law principals.  To the extent permitted by applicable law, the parties hereby waive any provisions of law which render any provision of this Agreement unenforceable in any respect.

18.           NOTICE.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date.  Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

19.           MUTUAL ACKNOWLEDGMENT.

Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise.  Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the appropriate state or federal regulatory agency to submit for approval any request for indemnification, and has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

20.           COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

21.           AMENDMENT AND TERMINATION.

No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

COMPANY:

WINNER MEDICAL GROUP INC.

By:  ___________________________
Name: Jianquan Li
Title: Chairman and CEO

Address: Winner Industrial Park
Bulong Road, Longhua
Shenzhen City, 518109
People’s Republic of China

Fax: (86-755) 28134588

INDEMNITEE: _______________________________________ Wenzhao Liang Address: Fax: ________

Signature Page to Indemnification Agreement